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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: December 29, 1994

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 Exact Name of Registrant                    Commission        I.R.S. Employer
as Specified in Its Charter                  File Number      Identification No.
- ---------------------------                  ------------     ------------------

Hawaiian Electric Industries, Inc.             1-8503             99-0208097
Hawaiian Electric Company, Inc.                1-4955             99-0040500

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                                State of Hawaii
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                (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
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             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:

              (808) 543-5662 - Hawaiian Electric Industries, Inc.
              (808) 543-7771 - Hawaiian Electric Company, Inc.


                                     None
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        (Former name or former address, if changed since last report.)

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Item 5. Other Events


On December 29, 1994, Hawaiian Electric Industries, Inc. (HEI) issued the following news release:

     HAWAIIAN ELECTRIC INDUSTRIES, INC. UTILITY SUBSIDIARY RECEIVES RATE RELIEF

     HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) today reported that its electric utility subsidiary serving the island of Oahu received a final decision and order from the Hawaii Public Utilities Commission authorizing a $40.5 million, or 6.5%, increase in annual revenue.

     The rate increase is based on a 12.15% return on average common equity and a 1994 calendar test year. The order grants Hawaiian Electric Company
     (HECO) an increase of approximately $3.5 million in addition to interim increases that took effect in April, May and November. The additional increase takes effect on January 1, 1995.

     The commission completed hearings in November on HECO's pending rate increase request for a 1995 calendar test year. Revenue from the 1994 and 1995 cases would help pay for transmission and distribution system improvements on the state's most populous island.

     Hawaiian Electric Industries is a diversified holding company that delivers essential services to the people of Hawaii through its electric utility, savings bank, maritime freight transportation and residential real estate development subsidiaries.


On January 3, 1995, HEI issued the following news release:

     HAWAIIAN ELECTRIC INDUSTRIES, INC. UTILITY SUBSIDIARY RECEIVES 1995 INTERIM RATE ORDER

     HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) reported that its electric utility subsidiary serving the island of Oahu received a decision on December 30, 1994 from the Hawaii Public Utilities Commission authorizing an interim increase of $13.2 million, or 1.9%, in annual revenue.

     Approximately $10.6 million of the interim increase took effect January 1, 1995. The balance is effective in steps in May and November 1995. The interim order was calculated using a 12.6% return on common equity and a forecasted 1995 test year. The ruling, which is subject to further analysis and possible revision in the commission's final ruling, is part of Hawaiian Electric Company's revised request for an increase of $38.5 million, or about 5%, based on a 13.25% return on common equity.

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     Hawaiian Electric Industries is a diversified holding company that delivers essential services to the people of Hawaii through its electric utility, savings bank, maritime freight transportation and residential real estate development subsidiaries.


Rating Agency Actions

On January 3, 1995, Standard & Poor's Corporation (S&P) revised its ratings outlook on Hawaiian Electric Industries, Inc. and its utility subsidiary, Hawaiian Electric Company, Inc. (HECO) to "stable" from "negative". S&P also revised its ratings outlook on HECO's subsidiaries, Maui Electric Company, Limited and Hawaii Electric Light Company, Inc., to "stable" from "negative". See Item 7, Financial Statements and Exhibits, for the S&P press release summarizing its rating actions.

As stated in HEI's January 3, 1995 press release, the increase for the 1995 test year was based on a 12.6% return on common equity rather than the 12.16% stated in the S&P press release.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

HEI/HECO    S&P Press Release
Exhibit 28(a)

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.         HAWAIIAN ELECTRIC COMPANY, INC.
        (Registrant)                                (Registrant)

/s/ Robert F. Mougeot                      /s/ Paul Oyer
- -----------------------------------        -------------------------------
Robert F. Mougeot                          Paul A. Oyer
Financial Vice President and               Financial Vice President and
  Chief Financial Officer                    Treasurer
(Principal Financial Officer of HEI)       (Principal Financial Officer of HECO)

Date:  January 4, 1995                     Date:  January 4, 1995

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